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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                   -------------------------------------------



                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      February 7, 2001
                                                  ---------------------------

                                LIGHTBRIDGE, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    000-21319                 04-3065140
   --------------------           --------------          ------------------
(State or other jurisdic-          (Commission              (IRS Employer
  tion of incorporation)           File Number)          Identification Number)

            67 SOUTH BEDFORD STREET, BURLINGTON, MASSACHUSETTS 01803
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    (781) 359-4000
                                                    -------------------


                                 NOT APPLICABLE
 -----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


The undersigned Registrant hereby amends the following items, financial statements, exhibits and other portions of its Current Report on Form 8-K filed on February 9, 2001, as set forth in the pages attached hereto:



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  The financial statements of Corsair Communications, Inc. ("Corsair") set forth on pages 24 through 44 of Corsair's Annual Report on Form 10-K for the year ended December 31, 1999 are incorporated herein by reference.

                  The financial statements of Corsair set forth on pages 3 through 8 of Corsair's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information set forth on pages P-1 through P-9 of the Registration Statement on Form S-4 of Lightbridge, Inc. (File No. 333-50196) is incorporated herein by reference.

         (c)      Exhibits.

         2.1* Amended and Restated Agreement and Plan of Reorganization dated as of November 8, 2000 among Lightbridge, Inc., Lightning Merger Corporation and Corsair Communications, Inc.

         23.1     Consent of KPMG LLP, independent auditors

         23.2     Consent of Deloitte & Touche LLP

         99.1** Joint Press Release, dated February 7, 2001, entitled "Lightbridge and Corsair to Complete Merger."

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         *        Incorporated by reference to Registration Statement on Form
                  S-4 of Lightbridge, Inc. (File No. 333-50196).

         **       Previously Filed.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LIGHTBRIDGE, INC.


                                     By:  /s/ Pamela D.A. Reeve
                                          -----------------------------------
                                          Pamela D.A. Reeve
                                          Chief Executive Officer

March 15, 2001